UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2024

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(e)

Offer Letter

Applied Digital Corporation, a Nevada corporation (the “Company”), and David Rench, the Company’s current Chief Administrative Officer, have entered into an Offer Letter, dated November 15, 2024 (the “Offer Letter”), as well as an Employee Non-Disclosure, Invention Assignment and Restrictive Covenants Agreement attached as Exhibit A to the Offer Letter (the “Covenants Agreement”). Pursuant to the terms of the Offer Letter, Mr. Rench will continue to serve as the Chief Administrative Officer of the Company and will be entitled to receive an annual base salary of $475,000 per annum, subject to review from time to time, and shall also be eligible for an annual performance bonus with a target amount of 100% of his annual base salary. The Offer Letter contemplates grants to Mr. Rench of an award of 490,000 restricted stock units subject to time-based vesting conditions (as discussed below), as set forth in the Offer Letter, and an additional 612,500 performance stock units subject to time- and performance-based vesting conditions (as discussed below), which awards have been granted to Mr. Rench as of November 15, 2024, as well as additional equity awards from time to time. If Mr. Rench’s employment is terminated without Cause (as defined in the Offer Letter), Mr. Rench will receive, subject to execution, delivery, and non-revocation of a general release of claims against the Company, (i) an amount equal to twelve months’ annual base salary (or in the event of a termination without Cause within eighteen months following a change in control, twenty-four months’ annual base salary), payable in equal installments as salary continuation payments, and (ii) an amount equal to 100% of Mr. Rench’s target annual bonus for the fiscal year in which the termination occurs.

Pursuant to the terms of the Covenants Agreement, Mr. Rench is bound by an indefinite confidentiality obligation, a non-competition covenant during employment and for 12 months post-termination, a non-solicitation covenant with respect to Company personnel and business partners during employment and for 12 months post-termination, assignment of intellectual property, and indefinite non-disparagement obligations.

The foregoing description of the Offer Letter, including Exhibit A thereto, is not complete and is subject to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Approval of Awards

On November 15, 2024, in connection with the Offer Letter, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) approved the grant to Mr. Rench of 490,000 restricted stock units under the Company’s 2022 Incentive Plan (the “2022 Plan”) to Mr. Rench.

Also on November 15, 2024, the Compensation Committee approved the following grants, under the 2022 Plan, of performance stock units, subject to time- and performance-based vesting conditions, which will be subsequently disclosed in an amendment to this Current Report on Form 8-K/A once these award agreements have been executed: (i) 1,600,000 to Wes Cummins, the Company’s Chief Executive Officer and Chairman of the Board, (ii) 490,000 to Saidal Mohmand, the Company’s Chief Financial Officer, and (iii) 612,500 to Mr. Rench.

2024 Omnibus Equity Incentive Plan

On November 20, 2024, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”). The Board had previously approved the 2024 Plan on October 8, 2024, subject to stockholder approval, and the 2024 Plan became effective upon such stockholder approval. Additionally, upon the stockholder approval of the 2024 Plan, the Company’s current equity incentive plans, the 2022 Plan and the 2022 Non-Employee Director Stock Plan (the “2022 Director Plan”) were terminated; provided, that all awards outstanding under the 2022 Plan and the 2022 Director Plan as of the date of stockholder approval of the 2024 Plan shall continue in effect in accordance with their terms.

The 2024 Plan was summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 22, 2024 (as supplemented, the “Proxy Statement”) under the heading “PROPOSAL 4: 2024 OMNIBUS EQUITY INCENTIVE PLAN AND THE RESERVATION OF 10,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER,” which description is incorporated herein by reference.

The foregoing description of the 2024 Plan is not complete and is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Form of Award Agreements Under the 2024 Plan

The Board previously approved, subject to stockholder approval, the following forms of award agreements under the 2024 Plan to be used in connection with the grant of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), restricted stock awards (“RSAs”), restricted stock unit awards (“RSUs”) and performance stock unit awards (“PSUs”) to Participants (as defined in the 2024 Plan) under the 2024 Plan, effective November 20, 2024 (the date of stockholder approval for the 2024 Plan):

●	a form of Incentive Stock Option Grant Agreement (the “ISO Grant Agreement”);

●	a form of Nonqualified Stock Option Grant Agreement (the “NSO Grant Agreement”);

●	a form of Restricted Stock Award Agreement (the “RSA Agreement”);

●	a form of Restricted Stock Unit Award Agreement (the “RSU Agreement”); and

●	a form of Performance Stock Unit Award Agreement (the “PSU Agreement”).

The foregoing descriptions of the ISO Grant Agreement, NSO Grant Agreement, RSA Agreement, RSU Agreement and PSU Agreement are qualified in their entirety by reference to the full text of the ISO Grant Agreement, NSO Grant Agreement, RSA Agreement, RSU Agreement and PSU Agreement, which are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2024, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers, (4) the approval of the 2024 Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder, (5) the approval, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635, of the potential issuance of shares of common stock issuable upon conversion of the Company’s Series F Convertible Preferred Stock, (6) the approval of an amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder and (7) the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The final voting results were as follows:

1. The election of each of Wes Cummins, Ella Benson, Chuck Hastings, Rachel Lee, Douglas Miller and Richard Nottenburg as directors to hold office until the Company’s 2025 Annual Meeting of Stockholders, in each case, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term. The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Wes Cummins	124,593,886	1,331,445	30,179,790
Ella Benson	123,420,333	2,504,998	30,179,790
Chuck Hastings	113,104,862	12,820,469	30,179,790
Rachel Lee	123,428,728	2,496,603	30,179,790
Douglas Miller	114,120,407	11,804,924	30,179,790
Richard Nottenburg	115,430,943	10,494,388	30,179,790

2. The votes were cast as follows with respect to the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025:

Votes For	Votes Against	Abstentions
152,938,078	2,598,340	568,703

3. The votes were cast as follows with respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,304,079	3,330,988	290,264	30,179,790

4. The votes were cast as follows with respect to the proposal to approve the 2024 Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,488,656	8,009,798	1,426,877	30,179,790

5. The votes were cast as follows with respect to the proposal to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635, the potential issuance of shares of our common stock issuable upon conversion of the Company’s Series F Convertible Preferred Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,781,353	2,892,405	251,573	30,179,790

6. The votes were cast as follows with respect to the proposal to approve an amendment to the Articles to increase the number of shares of common stock and the number of shares of preferred stock authorized for issuance thereunder:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,558,968	6,099,774	266,589	30,179,790

7. The votes were cast as follows with respect to the proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals:

Votes For	Votes Against	Abstentions
145,451,762	10,383,581	269,778

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2024, the Company filed a Certificate of Amendment to the Articles (the “Certificate of Amendment”), to increase the number of shares of (i) common stock authorized for issuance thereunder to 400,000,000 shares, each share of common stock having a par value of $0.001 and (ii) preferred stock authorized for issuance thereunder to 10,000,000 shares.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
3.1	Certificate of Amendment, dated November 20, 2024, to Second Amended and Restated Articles of Incorporation, as amended.
10.1	Offer Letter, dated November 15, 2024, by and between Applied Digital Corporation and David Rench.
10.2	Applied Digital Corporation 2024 Omnibus Equity Incentive Plan.
10.3	Form of Incentive Stock Option Grant Agreement.
10.4	Form of Nonqualified Stock Option Grant Agreement.
10.5	Form of Restricted Stock Unit Agreement.
10.6	Form of Restricted Stock Award Agreement.
10.7	Form of Performance Stock Unit Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Dated: November 21, 2024	By:	/s/ Saidal L. Mohmand
	Name: Title:	Saidal L. Mohmand Chief Financial Officer